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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2002

                                [KeyCorp Logo]
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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

             Ohio                                    0-850                                   34-6542451
--------------------------------       ------------------------------------      -------------------------------------
  (State or other jurisdiction               Commission File Number              (I.R.S. Employer Identification No.)
of incorporation or organization)


  127 Public Square, Cleveland, Ohio                                                           44114-1306
----------------------------------------                                           -----------------------------------
    (Address of principal executive                                                            (Zip Code)
               offices)


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       Registrant's telephone number, including area code: (216) 689-6300






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ITEM 5.  OTHER EVENTS
         ------------

KeyCorp announced on September 26, 2002, that Jeffrey B. Weeden will join the company as Chief Financial Officer effective September 30, 2002. Mr. Weeden replaces K. Brent Somers, who earlier this year announced his retirement. The announcement is attached as Exhibit 99.1 to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(c)      Exhibits

         99.1 The Registrant's September 26, 2002, announcement of Jeffrey B. Weeden's appointment to the position of Chief Financial Officer.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     KEYCORP
                                         --------------------------------------
                                                   (Registrant)


Date:  September 27, 2002                     /s/ Thomas C. Stevens
                                         --------------------------------------
                                         By:   Thomas C. Stevens
                                               Vice Chairman,
                                               Chief Administrative Officer
                                               and Secretary